Exhibit 10.1

AMENDMENT 4 TO SENIOR SECURED PROMISSORY NOTE

DATED March 27, 2006

WHEREAS, the Parties entered into the Stock Purchase Agreement (“SPA”) dated July 1, 2005 and the Senior Secured Promissory Note (“Note”) dated July 1, 2005 and the Amendment to Senior Secured Promissory dated November 4, 2005 and the Amendment to Senior Secured Promissory dated December 5, 2005 and the Amendment to Senior Secured Promissory dated January 6, 2006; and

WHEREAS, the Parties desire amend the repayment included in Schedule 1 of the Note.

NOW THEREFORE, in consideration of the mutual covenants and promises herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties each intending to be legally bound, agree to amend the Schedule 1 of the Note in its entirety as follows:

SCHEDULE 1

Payment Schedule

Date	Amount

March 31, 2006	USD$10,000

April 30, 2006	USD$ 5,000

May 31, 2006	USD$10,000

June 30, 2006	USD$20,000

July 31, 2006	USD$25,000

August 31, 2006	USD$25,000

September 30, 2006	USD$40,000

October 31, 2006	USD$40,000

November 30, 2006	USD$50,000

December 31, 2006	USD$135,000

January 31, 2007	USD$50,000

February 28, 2007	USD$50,000

March 31, 2007	USD$50,000

April 30, 2007	USD $50,000

May 31, 2007	USD $50,000

June 30, 2006	USD $10,000

TOTAL	USD $620,000

The BUYER agrees with the SELLER that to secure or collaterally secure performance of the BUYER’S Obligations under the Note, the BUYER must cause and procure the granting of security, specifically being, twenty-one shares (valued at $30,000 per share) of Innovative Computing Group, Inc. (“ICG”) as collateral for the note. As cash payments are made on the note, equivalent proportion of the ICG shares will be given back to BUYER.

Except as expressly amended herein, there are no other amendments, implied or otherwise, to the Note, SPA or any other agreement between the parties.

This agreement may be executed in any number of counterparts, each of which, when executed, is an original. Those counterparts together make one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective corporate officers thereunto duly authorized on the day and year first above written.

BUYER:	Ominira Networks, LLC

By:	/s/ Olu Lafe
Name:	Dr. Olu Lafe
Title:	President and Chief Executive Officer,
Ominira Networks, LLC

COMPANY:	IA Global Acquisition Co., Ltd.

By:	/s/ Olu Lafe
Name:	Dr. Olu Lafe
Title:	President and Chief Executive Officer,
Ominira Networks, LLC

SELLER:	IA Global, Inc.

By:	/s/ Mark Scott
Name:	Mark Scott
Title:	President, IA Global, Inc.